Restructuring	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Restructuring

8. Restructuring

On January 2, 2013, the Company implemented a reduction of 29% of its workforce, which resulted in $0.3 million of expenses which primarily consisted of severance charges. The severance was paid during the quarter ended March 31, 2013 and no additional charges were incurred under this reduction in force.

10. Restructuring

On November 13, 2013, the Company implemented a reduction of 43% of its remaining workforce, which resulted in $0.9 million of expenses which primarily consisted of severance charges. The November 2013 reduction plan was intended to reduce the Company’s operating costs in connection with the implementation of the Company’s strategic initiatives. Of the $0.6 million cash portion, $0.3 million was paid during the quarter ended December 31, 2013 with the remaining expected to be paid during the first quarter of 2014.

On January 2, 2013, the Company implemented a reduction of 29% of its workforce, which resulted in $0.3 million of expenses which primarily consisted of severance charges. The January 2013 reduction plan carried out a realignment of the Company’s workforce and operations upon termination of its clinical development of TO-2061. The severance was paid during the quarter ended March 31, 2013 and no additional charges are expected to be incurred under this reduction in force.

On July 15, 2011, the Company implemented a reduction of approximately 45% of the Company’s workforce. The reduction plan carried out a realignment of the Company’s workforce and operations after receipt of the July 14, 2011 Intermezzo® Complete Response Letter from the FDA. Employees subject to the workforce reduction plan were eligible for one-time severance benefits and option modifications that resulted in expense of approximately $1.2 million in total, the $1.0 million cash portion of which was paid out during the third quarter of 2011.